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                                                                   Exhibit 10.49


                            ASSET PURCHASE AGREEMENT

                                   DATED AS OF

                                  JUNE 18, 2001

                                 BY AND BETWEEN

                        IMPRES TECHNOLOGY SOLUTIONS, INC.

                                       AND

                             WAREFORCE INCORPORATED

                            ASSET PURCHASE AGREEMENT

        Asset Purchase Agreement (the "Agreement") dated as of June 18, 2001, by and between Wareforce Incorporated, a California corporation ("Seller") and IMPRES Technology Solutions, Inc., a California corporation ("Buyer").

               Whereas, Seller conducts various computer-related businesses including a business (the "Business") which sells to various governmental entities and is more commonly known as Seller's Commerce Branch and includes all employees of the Commerce Branch as well as DCFS, DPSS and other Commerce Branch-associated services personnel; and

               Whereas, Buyer desires to purchase certain assets of the Business from Seller, and Seller desires to sell certain assets of the Business to Buyer, upon the terms and subject to the conditions hereinafter set forth;

        Now, therefore, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                              1. PURCHASE AND SALE

        a. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer at closing on the Closing Date, all of the Seller's then existing assets as they relate to the Business, as a going concern reflected on the attached
            Schedule 1.1 "Purchased Asset Schedule" dated as of June 18, 2001, with such changes therein that have occurred in the ordinary course of the Seller's business between June 18, 2001 and the Closing Date ("Purchased Assets").

                i.   The Purchased Assets shall specifically include:

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                         1.  The assets of the Business listed on the Bill of
                             Sale;

                         2. office equipment at the Commerce location of the Seller including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature;

                         3. leasehold improvements at the Commerce location of the Seller not deemed to be the property of Seller's landlord including, without limitations, trade fixtures;

                         4. rights to use the trade names "IMPRES" and "IMPRES Technologies" for such period of time as Buyer deems necessary;

                         5. all goodwill associated with the Business and the Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business;

                         6. such items of Seller (such as a server) as Buyer and Seller may mutually agree and that are necessary to run the Cove system at the Commerce location; and

                         7. contracts with Los Angeles County, Gwenett County, NACO;

                         8. convertible open purchase orders from customers as of the date of Closing; and

                         9. customer lists of the Business (relating to specifically accounts served by the Commerce Branch).

                ii. However, regardless of anything to contrary contained herein, the Purchased Assets shall not include:

                         1.  all of the cash and cash equivalents of Seller;

                         2. all of Seller's accounts and receivables as of the closing date, including without limitation to accounts receivable, loans receivable, and advances due from customers, vendors, manufacturers, employees and others; and the right to receive all payments, rights, and privileges of Seller arising under the accounts and receivables;

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                         3.  all rebates, price protection, marketing
                             development funds, or special incentives due or earned from manufacturers and vendors by Seller prior to Closing;

                         4. all of the Seller's Inventories relating to the Business, including without limitation, all raw materials, work in process and office and other supplies, whether on-site, held at any location controlled by Seller or in transit to Seller;

                         5. all of the prepaid expenses, unbilled costs and fees, and any tax credits, deferrals or receivables of Seller;

                         6. all of the trade names, service marks, trademarks, patents, trade secrets, copyrights, and other intellectual property rights of Seller, whether registered, or unregistered;

                         7. all computer software and related licenses of Seller, except for the specific software currently residing on computers purchased by Buyer under this agreement, however, Seller makes no representation as to the transferability of such licenses;

                         8. all internet domain names, URL's, web pages and all programming of such web pages; and

                         9. all of the books and records of the Seller, except that the Seller will provide the Buyer with certain records relating solely to the Business.

        b. Assumption of Liabilities. Upon the terms and subject to the conditions of this Agreement, Buyer and Seller agree that Buyer is not assuming any of Seller's liabilities of the Business except:

            i. Per Section 1(g)(v) below, Buyer's pro-rata share of payroll for product-related employees retained by Buyer that are on the Seller's payroll as of the Closing Date;

            ii. Per Section 1(p) below, up to the first Fifty Thousand Dollars and No Cents ($50,000.00) in total liabilities for customer pre-paid expenses, maintenance and service contracts and similar items existing at the time of Closing but not those items such as deposits paid to Seller prior to Closing (excluding the Payroll obligations described above); and

            iii. Facility lease for the facility at 5601 Slauson Avenue, Suite
                 203, Commerce, California 90040 and such operating leases as the parties may mutually agree.

        c. Excluded Liabilities. Notwithstanding any provision in this Agreement or any other writing to the contrary, Buyer is assuming only the Assumed Liabilities and is not assuming any other

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            liability or obligation of Seller (or any predecessor owner of all or part of its business and assets) of whatever nature, whether presently in existence or arising hereafter. All such other liabilities and obligations shall be retained by and remain obligations and liabilities of Seller. Specifically, Buyer shall not assume or be liable for any liability of Seller in respect of:

                i. Any liabilities incurred by Seller prior to the Closing Date; provided however, that Buyer agrees to assume, per
                     Section 1(p) below, up to the first Fifty Thousand Dollars and No Cents ($50,000.00) of liabilities, if any, which may be unknown to the parties as of Closing but which may be claimed against the Business after Closing;

                ii. Any profit derived from the sale provided for by this Agreement;

                iii. The preparation of filing in any tax returns in the payment of any taxes, license fees, or any other charges levied, assessed, or imposed upon the Seller's business or property before the Closing Date, except that Buyer shall pay Seller at closing the amount shown to be accrued and owing for taxes on the schedule of accounts payable;

                iv. Any state, local or federal taxes resulting from the sale of the assets contemplated by this transaction.

        d.  Purchase Price.

                i. The purchase price for the Purchased Assets (the "Purchase Price") shall be the value of the Assumed Liabilities, Net Revenue Payments, and any other consideration, if any, provided for hereunder.

                ii. The Purchase Price shall be allocated among the Purchased Assets as agreed by the parties, such agreement to be completed prior to the day of closing. Buyer and Seller shall reflect such allocation in any filing pursuant to
                     Section 1060 of the Internal Revenue Code or any regulation thereafter. The Purchase Price shall be allocated among the Purchased Assets as agreed by the parties, such agreement to be completed prior to the day of closing. Buyer and Seller shall reflect such allocation in any filing pursuant to Section 1060 of the Internal Revenue Code or any regulation thereafter.

        e.  Net Revenue Payments.

                i. In addition to the Purchase Price, Buyer shall pay to Seller the following amounts:

                         1. One Hundred Sixty Five Thousand Dollars and No Cents ($165,000.00), payable in:

                                  a.  one (1) installment of Two Thousand
                                      Dollars and No Cents ($2,000.00) at
                                      Closing;

                                  b.  one (1) installment of Twenty Five
                                      Thousand, Five Hundred Dollars

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                                      and No Cents ($25,500.00) on October 31,
                                      2001; and

                                  c.  five (5) equal installments of
                                      Twenty-Seven Thousand, Five Hundred
                                      Dollars and No Cents ($27,500.00) on the following dates:

                                           i. December 31, 2001;

                                          ii. March 31, 2002;

                                         iii. June 30, 2002;

                                          iv. September 30, 2002; and

                                           v. December 31, 2002.

                                          vi. Buyer shall evidence its
                                              indebtedness under this Section
                                              (1)(e)(1) by means of executing a
                                              Promissory Note, a copy of which
                                              is attached as Exhibit B and
                                              secured by a Security Agreement, a
                                              copy of which is attached as
                                              Exhibit C.

                         2. Fifteen percent (15%) of the Earnings Before Depreciation, Taxes, Amortization and officers' and owners' compensation, (such officers' and owners' compensation not to exceed Sixty Thousand Dollars and No Cents ($60,000.00) per quarter for purposes of this calculation including compensation paid to any other investors or partners in the business), but excluding costs for asset write-offs, other non-operating expenses and other expenses not related to the ordinary operation of the Business ("Adjusted EBDTA") generated by the Business after Closing to be paid as follows:

                                           i. On the last calendar day of each
                                              and every calendar quarter, with
                                              the first payment to be made on
                                              December 31, 2001 and the last to
                                              made on December 31, 2006.

                                          ii. The maximum amount Buyer shall be
                                              obligated to pay Seller under this
                                              Section (1)(e)(2) shall be Three
                                              Hundred Thousand Dollars and No
                                              Cents ($300,000.00).

                                         iii. Buyer shall evidence its
                                              indebtedness under this Section
                                              (1)(e)(2) by means of executing a
                                              Promissory Note, a copy of which
                                              is attached as Exhibit D and
                                              secured by a Security Agreement, a
                                              copy of which is attached as
                                              Exhibit E.

                                          iv. Seller will have the ability to
                                              review the relevant books and
                                              records of the Buyer to validate
                                              the computation of Adjusted EBDTA.

        f. Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities hereunder shall take place at the offices of Buyer in El

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            Segundo, California, at 10:00 a.m. on or before June 18, 2001, or at such other time or place as Buyer and Seller may agree.

        g. Transition Period. Buyer and Seller acknowledge that there will be the need for a transition period to affectively transition the business to the Seller which will be from the date of closing through June 30, 2001. During this transition period, Buyer and Seller agree that:

                i. Seller currently has approximately One Million Five Hundred Thousand Dollars and No Cents ($1,500,000.00) to Two Million Dollars and No Cents ($2,000,000.00) in outstanding purchase orders as of the date of Closing. Buyer will work with Seller to assign all outstanding purchase orders to Buyer; however, as necessary, Buyer agrees to fulfill as many such purchase orders as is commercially reasonable, and

                ii. Seller has several service contracts commonly known as DPSS, DCFS and CATS, which are paid monthly. Seller will continue these contracts through June 30, 2001 and assign these contracts to Buyer as of July 1, 2001, and

                iii. Seller will assume the lease on the facility located at 5601 East Slauson Avenue, Suite 203, Commerce, California 90040 and all related expenses associated with such lease as of July 1, 2001, and

                iv. Seller shall continue to fund the reasonable operating expenses of the Business until June 30, 2001, and

                v. Seller shall be responsible for paying the payroll liability for product-related employees retained by Buyer that are on the Seller's payroll as of the Closing Date, on the regularly scheduled payroll date of June 29, 2001 and Buyer shall reimburse Seller for its pro-rata share of such payroll based on the pro-rata share of gross profit related to product orders generated by the Buyer during the period from the Closing Date through June 30, 2001. Such reimbursement shall be paid by Buyer on or before August 31, 2001, and

                vi. Seller shall advance Fifty Percent (50%) of the payroll liability of the Buyer for employees retained by Buyer that are on the Seller's payroll as of the Closing Date, for the regularly scheduled payroll on July 13, 2001 and Buyer shall reimburse Seller the entire amount of the advance on or before August 7, 2001. Buyer agrees to enter into a Promissory note substantially in the form attached hereto as Exhibit F evidencing such advance and the terms and conditions for its repayment and as secured by a Security Agreement, a copy of which is attached as Exhibit G, and

                vii. Seller shall provide Buyer with the COVE accounting system and the necessary servers to allow Buyer to install and operate the COVE accounting system, however, Buyer is responsible to work with COVE to obtain the necessary authorizations and licenses to operate the COVE accounting system, and

                viii. Seller shall provide reasonable assistance through July
                      31, 2001, using existing resources of the Seller, to Buyer during the transition period to assist Buyer in setting up the COVE accounting system. Any additional resources required by the Buyer

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                      will be the responsibility of the Buyer. Additionally,
                      Seller shall provide reasonable support to Buyer on the COVE accounting system for the month of July 2001, and

                ix. Buyer and Seller shall each retain all rights, duties and obligations to the receivables generated by each during the transition period and each shall be responsible for the payment of commissions on sales generated by each of them, and

                x. Specifically, Seller shall retain any net profit, as measure by Generally Accepted Accounting Principals ("GAAP") generated by Seller post-Closing through June 30, 2001 for product orders fulfilled by Seller and Services generated by personnel being paid by Seller.

        h. Seller and Buyer shall enter into an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit A, and Seller shall deliver to Buyer such general warranty deeds, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment (the "Conveyance Documents") as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets.

        i. Seller shall deliver to Buyer a certified copy of the resolution by the Seller's board of directors certifying that Seller has authorized the execution, delivery of performance and the transaction contemplated herein and authorizing the officers of Seller to execute this Agreement.

        j. Seller shall provide to Buyer at closing a Certificate of Good Standing dated not more than thirty- (30) days prior to the Closing Date.

        k. Seller will deliver to Buyer on the Closing Date an officer's certificate certifying that Seller has taken all corporate action necessary to authorize the transactions contemplated by this Agreement.

        l. Buyer shall deliver to Seller a certified copy of the resolution by the Buyer's board of directors certifying that Buyer has authorized the execution, delivery of performance and the transaction contemplated herein and authorizing the officers of Buyer to execute this Agreement.

        m. Buyer will deliver to Seller on the Closing Date an officer's certificate certifying that Buyer has taken all corporate action necessary to authorize the transactions contemplated by this Agreement.

        n. Seller shall have the right to audit the books and records of Buyer during normal business hours so long as the Buyer has any obligations to Seller outstanding under any promissory note.

        o. Seller shall retain, for forty-five (45) days after the Closing Date, responsibility for sales returns for invoices issued by Seller prior to the Closing Date.

        p. Buyer will assume up to Fifty Thousand Dollars and No Cents ($50,000.00) in total liabilities

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            for customer pre-paid expenses, maintenance and service contracts and similar items existing at the time of Closing but not those items such as deposits paid to Seller prior to Closing. For items that exceed this amount, Seller will pay Buyer to service these accounts at the rate of 1.3X the Buyer's actual salary cost.

        q. Buyer agrees that any invoices issued by Seller on or after June 15, 2001 with respect to the Business which are credited back to Seller after such invoicing occurs shall be repaid to Seller by Buyer within thirty (30) days of such crediting.

        r. Buyer shall provide to Seller at closing a Certificate of Good Standing dated not more than thirty- (30) days prior to the Closing Date.

                2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

        a.  Seller hereby represents and warrants to Buyer that:

                i. Organization and Good Standing. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                ii. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby and thereby are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

                iii. Sufficiency of and Title to the Purchased Assets. To the
                     best of its knowledge, upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to, or a valid leasehold interest in, each of the Purchased Assets.

        b.  Warranties.

                i. Seller has made no warranties to customers of the Business other than customary implied warranties and those warranties set forth on printed materials provided with the products sold to such customers.

                ii. Seller provides no representations or warranties as to the conditions of the Purchased Assets and Buyer is buying them in an "as is", "where is" condition.

                   3. REPRESENTATIONS AND WARRANTIES OF BUYER

        a.  Buyer hereby represents and warrants to Seller that:

                i. Organization and Good Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of California and is qualified in each
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                     jurisdiction where the nature of its business or the
                     ownership of property requires such qualification except where such failure to qualify shall not have a material adverse effect on the business or financial ability of the Buyer and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted;

                ii. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer and constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms subject to the laws of bankruptcy and those laws affecting creditors rights generally;

                iii. No Violation of Other Agreements. Neither the execution and delivery of the Purchase Agreement nor the consummation of the transaction contemplated thereby (1) violates any provision of the Certificate of Incorporation or Bylaws (or other governing instrument) of the Buyer; (2) breaches or constitutes a default (or an event) that, with notice or lapse of time or both, would constitute a default under any agreement of the Buyer with any other person to the extent that any such default would constitute a material adverse effect upon the Company, or (3) violates any statute, law, regulation, or rule or order applicable to the Buyer;

                iv. No Consents Required. No consent, approval or authorization of, or declaration, filing, or registration with, any state or federal authorities is required in connection with the execution, delivery and performance of the Purchase Agreement or the consummation of the transaction contemplated thereby; and

                                 4. TAX MATTERS

        a. Tax Definitions. The following terms, as used herein, have the following meanings:

                i.   "Code" means the Internal Revenue Code of 1986, as amended.

                ii. "Post-Closing Tax Period" means any Tax period (or portion thereof) ending after the Closing Date.

                iii. "Pre-Closing Tax Period" means any Tax period (or portion thereof) ending on or before the close of business on the Closing Date.

                iv.  "Proration Date" means the Closing Date.

                v. "Tax" means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge or any kind

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                     whatsoever, together with any interest or any penalty,
                     addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.

        b.  Tax Cooperation: Allocation of Taxes.

                i. Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Purchased Assets as is reasonably necessary for the filing of all Tax returns, and making of any election related to Taxes, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any Tax return. Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes involving the Purchased Assets and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section.

                ii. All real property taxes, personal property taxes and similar ad valorem obligations (except for those Taxes which are accrued on Seller's financial statements delivered to Buyer hereunder, which taxes shall constitute a portion of the Assumed Liabilities) levied with respect to the Purchased Assets for a taxable period which includes (but does not end on) the Proration Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer as of the Proration Date and accrued on Seller's financial statements delivered to Buyer hereunder based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period included in the Post-Closing Period. Seller shall be liable for the proportionate amount of such taxes that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such taxes that is attributable to the Post-Closing Tax Period. Within ninety (90) days after the Closing, Seller and Buyer shall present a statement to the other setting forth the amount of the tax liability so accrued under this Section (4)(b)(ii) together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall to the extent such adjustment would have resulted in a net worth adjustment at the Closing Date, be used to calculate an adjustment to the purchase price under Section (1)(d)(i). Thereafter, Seller shall notify Buyer upon receipt of any bill for real or personal property taxes relating to the Purchased Assets, part or all of which are attributable to the Post-Closing Tax Period, and shall promptly deliver such bill to Buyer who shall pay the same to the appropriate taxing authority, provided that if such bill covers a Pre-Closing Tax Period, Seller shall also remit prior to the due date of assessment to Buyer payment for the proportionate amount of such bill that is attributable to the Pre-Closing Tax Period shall constitute another adjustment under Section (1)(d)(i).

                             5. COVENANTS OF SELLER

        a. No Solicitations. Unless and until the occurrence of an Event of Default by Buyer under any instrument evidencing or securing any indebtedness which arose in connection with the transaction contemplated hereby, Seller and each of the principal shareholders of Seller, shall not, for a period of one (1) year following the Closing Date, employ or solicit, either directly or indirectly, the performance of services by any employee of Buyer, which employee was employed by the Seller on the date of Closing.

        b. Telephone Numbers. Seller will make commercially reasonable efforts to assist Buyer in transferring Seller's current telephone and facsimile numbers to Buyer as of the Closing Date.

        c. Name. Seller shall allow Buyer to use the name "IMPRES" and "IMPRES Technology" at no cost to Buyer, for such time as Buyer deems necessary.

        d. Utilities. Seller will make commercially reasonable efforts to assist Buyer in transferring Seller's current water, sewage and electrical services (collectively "Utilities") to Buyer as of the Closing Date. Seller shall accrue on its financial statements all charges for Utilities incurred prior to and on the Closing Date. Buyer agrees that it shall be obligated for charges for Utilities incurred subsequent to the Closing Date.

        e. Release of Liens. Seller will take all action necessary prior to the Closing Date to release any and all liens or other encumbrances on the Purchased Assets and the Inventory Assets, if any, including, without limitation, causing any necessary UCC-2 Termination Statements to be filed.

                             6. COVENANTS OF BUYER

        a. No Solicitations. Buyer and each of the principal shareholders of Buyer, shall not, for a period of one (1) year following the payment in full of all obligations due under section (1)(e)(1) and (1)(g) above, employ or solicit, either directly or indirectly, the performance of services by any employee of Seller.

        b. Non-Competition. Buyer shall not, for a period of one (1) year following the payment in full of all obligations due under section
            (1)(e)(1) and (1)(g) above, solicit non-Commerce Branch customers of Seller that were customers of Seller of as of the Closing Date.

        c. Buyer shall, should it need additional working capital after the Closing Date to successfully operate the Business, work with Seller to evaluate and bring in sources for such additional working capital and agrees to fully cooperate with such sources. However, both Buyer and Seller understand and agree that should Buyer need additional working capital, Seller may not have sources available to recommend to Buyer and Seller does not guarantee to provide such source or to provide any such additional working capita required by Buyer.

                               7. INDEMNIFICATION

        a. Indemnification of Seller. Effective on the Closing Date and thereafter, Buyer shall indemnify and hold harmless Seller and its directors, officers, employees and agents, and shareholders from and against any and all liabilities, damages, losses, penalties, deficiencies, expenses and costs incurred by any of them, including without limitation reasonable attorneys' and accountants' fees (hereafter individually a "Loss" and collectively "losses"), arising from or in connection with:

                i. any claim made or litigation instituted by a third party relating to Buyer's ownership rights in and to the Purchased Assets;

                ii. any liability or obligation of Buyer which relates to the ownership or use of any of the Purchased Assets or the conduct of the Business subsequent to the Closing Date including liabilities arising out of the Assumed Liabilities, including but not limited to liabilities arising from or relating thereto;

                iii. any claim first made or litigation instituted by a third party relating to Buyer's conduct of the Business notice for which claim or litigation is received by Buyer or Seller subsequent to the Closing Date;

                iv. any taxes imposed on Buyer, the Business or any of the Purchased Assets for any period subsequent to the Closing;

                v. any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses reasonably arising out of any of the foregoing matters set forth in this Section (7)(a); and

                vi. the breach by Buyer of any representations or warranties made by Buyer herein or in any document given by Buyer in connection with the consummation of the transaction contemplated hereby.

        b. Indemnification of Buyer. Effective on the Closing Date and thereafter, the Seller shall, jointly and severally, indemnify and hold harmless Buyer and its directors, officers, employees and agents, from and against any and all Losses arising from or in connection with:

                i. any claim made or litigation instituted by a third party relating to Seller's conduct of the Business notice of which claim or litigation has been received by Seller prior to or after the Closing Date; or

                ii. any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses reasonably arising out of any of the foregoing matters set forth in this Section (7)(b)(ii) except to the extent such losses shall arise in connection with or constitute Assumed Liabilities hereunder.

        c.  Indemnification Procedure.

                i. Claims for Indemnification. Except for Third Party Claims described below, if an event giving rise to indemnification hereunder shall have occurred or is threatened, the indemnified party promptly shall deliver to the indemnifying party written notice thereof, stating that such event has occurred or is threatened, describing such event in reasonable detail and specifying or reasonably estimating the amount of the prospective Loss and the method of computation thereof (a `Claim"), all with reasonable particularity and containing a reference to the provisions of the this Agreement in respect of which such right of indemnification is claimed or has arisen (the "Notice of Claim"). For purposes hereof, any Claim for indemnification shall be deemed to have been made as of the date on which the Notice of Claim is delivered in accordance with the terms of this Section.

                ii. In the event the indemnifying party shall in good faith dispute the validity of all or any amount of a Claim for indemnification as set forth in the Notice of Claim, the indemnifying party shall, within thirty (30) days after delivery of the Notice of Claim, execute and deliver to the indemnified party a notice setting forth with reasonable particularity the grounds, amount of, and basis upon which the Claim is disputed (the "Dispute Statement").

                iii. In the event the Indemnifying party shall within thirty
                     (30) days deliver to the indemnified party a Dispute Statement, then the portion of the claim described in the Notice of Claim disputed by the indemnifying party (the "Disputed Liability") shall not be due and payable except in accordance with a final and unappealable judgment or decision of a court or arbitration tribunal of competent jurisdiction, or a written agreement between the indemnifying party and the indemnified party stipulating the amount of the Admitted Liability (as defined below).

                iv.  In the event the indemnifying party shall not within thirty
                     (30) days after receipt of the Notice of Claim deliver to the indemnified party a Dispute Statement identifying a Disputed liability, then the amount of the claim described in the Notice of Claim, or if a Dispute Statement is delivered, the portion thereof not disputed as a Disputed Liability, shall be deemed to be admitted (the "Admitted Liability") and shall, upon the incurring of an actual Loss arising therefrom, immediately be due and payable.

        d. Settlement of Third Party Claims. If the indemnified party shall receive notice of any Claim by a third party which is or may be subject to indemnification (a "Third Party Claim"), the indemnified party shall give the indemnifying party prompt written notice of such Third Party Claim and shall permit the indemnifying party, at its option, to participate in the defense of such Third Party Claim by counsel of its own choice and at its expense. If, however, the indemnifying party acknowledges in writing to the indemnified party the indemnifying party's obligation to indemnify the indemnified party hereunder against all Losses that may result from such Third Party Claim (subject to the limitations set forth herein), then the indemnifying party shall be entitled, at its option, to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice after delivery of written notification.

                i. In the event the indemnifying party exercises its right to undertake the defense of any such Third Party Claim, the indemnified party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the indemnifying party. However, no such Third Party Claim may be settled by the indemnifying party without the written consent of the indemnified party, unless the settlement involves only the payment of money by the indemnifying party. Similarly, no Third Party Claim shall be settled by the indemnified party without the written consent of the indemnifying party.

                ii. In the event the indemnified party is, directly or indirectly, conducting the defense against any such Third Party Claim, the indemnifying party shall cooperate with the indemnified party in such defense and make available to it all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the indemnified party.

                                8. MISCELLANEOUS

        a. Conditions Precedent. This Agreement can be terminated by either party upon written notice to the other party, in the event that any of the following shall not have occurred on or before the Closing
            Date:

                i. Seller shall not have obtained the consent of its lenders to the transactions contemplated herein.

        b.  Dispute Resolution.

                i. Any and all disputes or differences pertaining to or arising out of this Agreement or the breach, termination or invalidity thereof, shall be finally and exclusively settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in Los Angeles, California before one arbitrator appointed in accordance with said rules. Judgment upon an award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The prevailing party in any such proceeding shall be entitled to its actual attorneys' fees and all other costs in connection with the arbitration and enforcement of the arbiter's award.

                ii. Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal or pending the arbitral tribunal's determination of the merits of the controversy.

        c. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        d. Notices. Any notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered (i) two (2) days after being deposited in the mails, (ii) one day after being, deposited with an express overnight courier service or (iii) the same day notice is sent by electronic facsimile transmission if such transmission is made by 5:00 p.m. local time or one day after being sent by facsimile transmission if such transmission is made after 5:00 p.m., addressed:

if to Buyer, to:

        IMPRES Technology Solutions, Inc.
        5601 East Slauson Avenue, Suite 203
        Commerce, CA 90040
        Phone: 323.728.9747
        Fax: 323.722.8541
if to Seller, to:

        Wareforce Incorporated
        2361 Rosecrans Avenue, Suite 155
        El Segundo, CA 90245
        Phone: 310.725.5555
        Fax: 310.725.5590.

        e. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

        f. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of California.

        g. Counterparts: Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        h. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

        i. Entire Agreement. This Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        In witness whereof, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BUYER:                                  SELLER:

IMPRES TECHNOLOGY SOLUTIONS, INC.       WAREFORCE INCORPORATED

By: /s/ Richard Fu                      By: /s/ Dan Ricketts
    -----------------------------           --------------------------------
Name: Richard Fu                        Name: Dan Ricketts
Title: President                        Title: General Counsel

                                    EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        Assignment and Assumption Agreement, dated as of June 18, 2001, between IMPRES Technology Solutions, Inc., a California corporation ("Buyer"), and Wareforce Incorporated ("Seller"), a California corporation.

                                   WITNESSETH

        Whereas, Buyer and Seller have concurrently herewith consummated the purchase by Buyer of the Purchased Assets pursuant to the terms and conditions of the Asset Purchase Agreement dated July 16, 2001 between Buyer and Seller, (the "Asset Purchase Agreement"); capitalized terms not otherwise defined herein shall have the meaning given them in the Asset Purchase Agreement;

        Whereas, pursuant to the Asset Purchase Agreement, Buyer has agreed to purchase the Purchased Assets and to assume certain liabilities and obligations of Seller with respect to the Purchased Assets;

        Now, therefore, in consideration of the sale and purchase of the Purchased Assets and in accordance with the terms of the Asset Purchase Agreement, Buyer and Seller agree as follows:

    a) Seller does hereby sell, transfer, assign and deliver to Buyer all of the right, title and interest of Seller in, to and under the Purchased Assets.

    b) Buyer does hereby accept and assume all the right, title and interest of Seller in, to and under all of the Purchased Assets and the Lease and Buyer assumes and agrees to pay, perform and discharge promptly and fully when due all of the Assumed Liabilities.

    This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of law rules of such state.

    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    In witness whereof, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BUYER:                                  SELLER:

IMPRES TECHNOLOGY SOLUTIONS, INC.       WAREFORCE INCORPORATED

By: /s/ Richard Fu                      By: /s/ Dan Ricketts
    -----------------------------           -------------------------------
Name: Richard Fu                        Name: Dan Ricketts
Title: President                        Title: General Counsel

                                    EXHIBIT B

                                 PROMISSORY NOTE

$165,000                                                           June 18, 2001


        FOR VALUE RECEIVED, the undersigned, IMPRES Technology Solutions, Inc., a California corporation ("IMPRES"), promises to pay to the order of Wareforce Incorporated (hereinafter "Lender") its successors and assigns, at 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, One Hundred Sixty Five Thousand Dollars and No Cents ($165,000.00), payable as follows:

            (1) One Hundred Sixty Five Thousand Dollars and No Cents
                ($165,000.00), payable in:

                (a) one (1) installment of Two Thousand Dollars and No Cents
                    ($2,000.00) at Closing;

                (b) one (1) installment of Twenty Five Thousand, Five Hundred
                    Dollars and No Cents ($25,500.00) on October 31, 2001; and

                (c) five (5) equal installments of Twenty-Seven Thousand, Five
                    Hundred Dollars and No Cents ($27,500.00) on the following dates:

                    December 31, 2001;
                    March 31, 2002;
                    June 30, 2002;
                    September 30, 2002; and

        ii) December 31, 2002.

        This Note is made without interest. However, in the event that any payment owed hereunder is late, Lender or its successors or assigns shall have the right to charge IMPRES interest on any past due amount at the maximum rate allowed by law.

        This Note is secured by a Security Agreement of even date herewith pledging certain property of IMPRES.

        If payment of any installment of principal is not paid when due hereunder, or upon the occurrence of any Event of Default described in any agreement evidencing or securing this Note (collectively "Loan Documents") (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal and interest balance hereunder immediately due and payable, without notice.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein or in the Loan Documents.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder, or any guarantor hereof, shall constitute a waiver of any such rights. In addition, any waiver of any rights which shall be given by the holder must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein, by law and in any Loan Documents, are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers, guarantors, or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers, guarantors or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note, said Loan Documents, and to the release of any collateral or any part thereof, with or without substitution.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note or in the Loan Documents to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of California. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of California shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.

                                        IMPRES TECHNOLOGY SOLUTIONS, INC.

                                        /s/ Richard Fu
                                        ---------------------------------
                                        Name: Richard Fu
                                        Title: President

                                    EXHIBIT C
                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT made this 18th day of June, 2001, by IMPRES Technology Solutions, Inc. a California corporation (the Debtor) having its principal presently located at 5601 Sluason Avenue, Suite 203, Commerce, California 90040 (whether one or more, hereinafter referred to as the "Debtor"), in favor of Wareforce Incorporated, its successors and assigns, whose address is 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 (hereinafter referred to as the "Secured Party").

                              W I T N E S S E T H:

        WHEREAS, Debtor is indebted to the Secured Party in the principal amount of up to $165,000, as evidenced by its Promissory Note in said amount (hereinafter referred to as the "Note") of even date herewith executed and delivered by Debtor in connection with the sale of the assets of Wareforce Incorporated which are related to its Commerce Branch to Debtor pursuant to a Purchase Agreement of even date (the "Purchase Agreement"); and

        WHEREAS, the sale of the assets of Wareforce Incorporated to the Debtor is conditioned upon the Debtor further securing the Note by, giving to Secured Party a security interest in the property described on Schedule "A".

        NOW, THEREFORE, in consideration for making of the loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.      SECURITY INTEREST:

    1.1 In consideration of the above mentioned sale, Debtor hereby grants to Secured Party a security interest (hereinafter referred to as the "Security Interest") in all of the property of the Debtor described in Exhibit A whether now owned or hereafter acquired together with any proceeds thereof (hereinafter referred to as the "Collateral").

    1.2 This Security Agreement and the rights hereby (granted shall secure the following (hereinafter collectively referred to as the "Obligations"):

        (a) The principal of, the interest on, and any other sums due under the Note, and any renewals, extensions or modifications thereof; and

        (b) The statutory costs of all legal proceedings brought by the Secured Party to enforce the Note, all other costs and expenses paid or incurred by the Secured Party in respect of or in connection with the Collateral, and any other sums that may become due and payable hereunder by the Debtor; and

        (c) Any and all indebtedness, obligations and liabilities of any kind and nature of the Debtor (or if more than one, by either Debtor) to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

2.      DEBTOR WARRANTS, COVENANTS AND AGREES:

    The Debtor hereby warrants, covenants and agrees that:

    2.1 The Collateral covered by this Security Agreement is used or purchased for use primarily for business purposes.

    2.2 Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of such property.

    2.3 The Collateral will be located at the offices of Debtor listed on Exhibit A attached hereto and made part hereof (collectively the "Premises"). Except for purposes of replacement and repair of the equipment and for sale of the inventory in the ordinary course of business, the Debtor will not remove its Collateral from the Premises, or allow it to be removed, from said Premises without the prior written consent of the Secured Party. The Debtor will promptly give written notice to the Secured Party of any cessation of its business conducted at the location and of any loss or damage by fire or other casualty to any substantial part of the Collateral.

    2.4 The Debtor will, at all reasonable times, allow the Secured Party or its representatives free and complete access to all of the Debtor's records, for such inspection and examination as the Secured Party deems necessary. The Debtor shall also upon request of the Secured Party from time to time submit up-to-date schedules of the items comprising the Collateral owned by it in such detail as the Secured Party shall reasonably require.

    2.5 The Debtor at its cost and expense will protect and defend this Agreement, all of the rights of the Secured Party hereunder, and the Collateral owned by it against the claims and demands of all other parties.

    2.6 The Debtor will at all times keep and maintain the Collateral owned by it in good order, repair and condition, and will promptly replace any part thereof that from time to time may become obsolete, badly worn, or in a state of disrepair, or, if supplies, be consumed in the normal course of the Debtor's business operations. All such replacements shall be free of any other lien, security interest or encumbrance of any nature. The Debtor may sell or dispose of only that part of the Collateral that Debtor is obligated to replace, and, unless Secured Party then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by the Debtor to the Secured Party to be applied against the sums secured hereby, whether or not such sums are then due and payable.

    2.7 The Secured Party or its representatives may at any and all reasonable times inspect the Collateral and may enter upon any and all Premises where the same is kept or might be located.

    2.8 The Debtor will not, without obtaining the prior written consent of Secured Party, transfer or permit any transfer of the Collateral owned by it or any part thereof to be made, or any interest therein to be created by way of a sale (except as permitted above), or by way of a grant of a security interest, or by way of a levy or other judicial process. Notwithstanding anything contained herein to the contrary the Secured Party agrees that it will subordinate any security interest herein granted to any security interest required of Debtor by any financial institution or any other major manufacturer, vendor or distributor with a secured financing program in place.

     2.9 The Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of its Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the terms of this Agreement.

    2.10 The Secured Party at all times shall have a perfected security interest in the Collateral that shall be prior to any other interests therein. Debtor will do all acts and things, and will execute, and file, all instruments (including Security Agreements, Financing Statements, Continuation Statements, etc.) requested by, the Secured Party to establish, maintain and continue the perfected Security Interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

    2.11 The Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to its Collateral. The insurance policies to be obtained by the Debtor shall be in form and amounts acceptable to Secured Party. The Secured Party is hereby irrevocably appointed the Debtor's attorney in fact to endorse any check or draft that may be payable to the Debtor, alone or jointly with other payees, so that the Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by the Secured Party in the collection thereof shall be applied in the sole discretion of the Secured Party, either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

    2.12 The Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by the Secured Party, in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Secured Party upon demand therefore, and shall bear interest at the interest rate, as defined in the Note, from the dates of such expenditures until paid.

    2.13 Debtor will give Secured Party immediate written notice of any change in location of Debtor's chief executive office.

3.  EVENTS OF DEFAULT:

The occurrence of any of the following events shall constitute and is hereby defined to be, an "Event of Default":

    3.1 Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Security Agreement and the continuance of such failure or neglect after notice thereof to the Debtor; or

    3.2 Any failure of the maker to pay any installment of principal and/or interest, or any other sum due under the Note or of Debtor to pay any other Obligations secured hereby, at the time such installment shall become due and payable.

    3.3 Any warranty, representation or statement contained in this Security Agreement made or furnished to the Secured Party by or on behalf of the Debtor, which shall be or shall prove to have been materially false when made or furnished; or

4.  SECURED PARTY'S REMEDIES:

Upon the occurrence of any Event of Default hereunder, Secured Party shall have the following rights and remedies, at any time after giving notice and after the expiration of the grace period provided herein:

    4.1 The Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable and Debtor shall on demand by Secured Party deliver the Collateral to the Secured Party. Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon said Real Property or upon any other property occupied by or in the control of the Debtor. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

    4.2 The Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of the Secured Party under the terms hereof, or under the laws of the State of California.

    4.3 Debtor waives any requirements of presentment, protest, notices of protest, notices of dishonor, and all other formalities. Debtor waives all rights and/or privilege it might otherwise have to require Secured Party to proceed against or exhaust the Collateral encumbered hereby or by any other security document or instrument securing said Note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshalling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered hereby or by any other security document or instrument securing said Note in the event of default and after expiration of any applicable grace period following notice in such order and manner as Secured Party in its sole discretion may determine. Any Debtor that has signed this Security Agreement as a surety or accommodation party, or that has subjected its property to this Security Agreement to secure the indebtedness of another hereby expressly waives any defense arising by reason of any disability or other defense of the maker or by reason of the cessation from any cause whatsoever of the liability of maker, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

    4.4 The Secured Party, upon obtaining possession of the Collateral or any part thereof, may sell the same at public or private sale either with or without having such Collateral at the place of sale, and with notice to Debtor as provided in paragraph 4.6 herein. The proceeds of such sale, after deducting therefore all expenses of the Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of any part or all of the obligations and any other indebtedness or liability of the Debtor to the Secured Party, and any surplus thereafter remaining shall be paid to the Debtor, or any other person that may be legally entitled thereto. In the event of a deficiency, between such net proceeds from the sale of Collateral and the total amount owing by the Debtor under the Obligations, the Debtor (or if more than one, jointly and severally) will promptly upon demand pay the amount of such deficiency to the Secured Party.

    4.5 At any sale, public or private, of the Collateral or any part thereof, made in the enforcement of the rights and remedies hereunder of the Secured Party; the Secured Party may, so far as may be lawful, purchase any part or parts of the Collateral or all thereof offered at such sale.

    4.6 Secured Party shall give Debtor reasonable notice of any sale or other disposition of the Collateral or any part thereof. Debtor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail postage prepaid, to the Debtor at the address above given, or at such other address as the Debtor may designate hereafter by written notice to the Secured Party, at least ten (10) days prior to such sale or other disposition.

    4.7 The Secured Party shall have all the rights and remedies afforded a Secured Party under the California Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of California.

5.  MISCELLANEOUS PROVISIONS:

    5.1 No Event of Default hereunder by Debtor shall be deemed to have been waived by the Secured Party except by a writing to that effect signed on behalf of the Secured Party by an officer thereof and no waiver of any such Event of Default shall operate as a waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. All rights, remedies and privileges of the Secured Party hereunder shall be cumulative and not alternative, and shall, whether or not specifically so expressed, inure to the benefit of the Secured Party, its successors and assigns, and all obligations of the Debtor shall bind its successors and legal representatives.

    5.2 Until an Event of Default and expiration of any applicable grace period, the Debtor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or with the provisions of any policies of insurance thereon.

    5.3 The terms herein shall have the meanings in and be construed under the California Commercial Code and all issues arising hereunder shall be governed by the laws of the State of California. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    5.4 No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and a duly authorized officer of Secured Party.

    5.5 This Security Agreement shall remain in full force and effect until all of the indebtedness of the Debtor to the Secured Party, and any extensions or renewals thereof shall be paid in full.

    5.6 Secured Party and Debtor as used herein shall include the heirs, executors or administrator, or successors or assigns of those parties. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein.

     5.7 A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

     IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.

SECURED PARTY:                          DEBTOR:

Wareforce Incorporated                  IMPRES Technology Solutions, Inc.

By: /s/ Dan Ricketts                    By: /s/ Richard Fu
    ----------------------------            ----------------------------
Name: Dan Ricketts                      Name: Richard Fu
Its: General Counsel                    Its: President

                                  SCHEDULE "A"

                                    EXHIBIT D
                                 PROMISSORY NOTE

Up to $300,000                                                     June 18, 2001

        FOR VALUE RECEIVED, the undersigned, IMPRES Technology Solutions, Inc., a California corporation ("IMPRES"), promises to pay to the order of Wareforce Incorporated (hereinafter "Lender") its successors and assigns, at 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, an amount equal FIFTEEN PERCENT (15%) of IMPRES' Earnings Before Depreciation, Taxes and Amortization and officers' and owners' compensation (such officers' and owners' compensation not to exceed Sixty Thousand Dollars and No Cents ($60,000.00) per quarter for purposes of this calculation including compensation paid to any other investors or partners in the business), but excluding costs for asset write-offs, other non-operating expenses and other expenses not related to the day-to-day operation of the Business ("Adjusted EBDTA"), as defined by Generally Accepted Accounting Principals. Such payments shall be made on the last calendar day of each calendar quarter, the first payment being on December 31, 2001 and the last being on December 31, 2006.

        The maximum amount of principal IMPRES shall be required to pay to Lender under this Note is Three Hundred Thousand Dollars and No Cents ($300,000.00).

        There shall be no penalty for prepayment.

        This Note is made without interest. However, in the event that any payment owed hereunder is late, Lender or its successors or assigns shall have the right to charge IMPRES interest on any outstanding principal at the maximum rate allowed by law.

        This Note is secured by a Security Agreement of even date herewith pledging certain property of IMPRES.

        If payment of any installment of principal is not paid when due hereunder, or upon the occurrence of any Event of Default described in any agreement evidencing or securing this Note (collectively "Loan Documents") (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal and interest balance hereunder immediately due and payable, without notice.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein or in the Loan Documents.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder, or any guarantor hereof, shall constitute a waiver of any such rights. In addition, any waiver of any rights which shall be given by the holder must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein, by law and in any Loan Documents, are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers, guarantors, or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers, guarantors or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note, said Loan Documents, and to the release of any collateral or any part thereof, with or without substitution.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note or in the Loan Documents to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of California. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of California shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.

                                        IMPRES TECHNOLOGY SOLUTIONS, INC.

                                        /s/ Richard Fu
                                        ---------------------------------
                                        Name: Richard Fu
                                        Title: President

                                    EXHIBIT E
                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT made this 18th day of June, 2001, by IMPRES Technology Solutions, Inc. a California corporation (the Debtor) having its principal presently located at 5601 Slauson Avenue, Suite 203, Commerce, California 90040 (whether one or more, hereinafter referred to as the "Debtor"), in favor of Wareforce Incorporated, its successors and assigns, whose address is 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 (hereinafter referred to as the "Secured Party").

                              W I T N E S S E T H:

        WHEREAS, Debtor is indebted to the Secured Party for the payment to Secured Party of an amount equal to FIFTEEN PERCENT (15%) of Debtor's Earnings Before Depreciation, Taxes and Amortization and officers' and owners' compensation (such officers' and owners' compensation not to exceed Sixty Thousand Dollars and No Cents ($60,000.00) per quarter for purposes of this calculation including compensation paid to any other investors or partners in the business), but excluding costs for asset write-offs, other non-operating expenses and other expenses not related to the day-to-day operation of the Business ("Adjusted EBDTA"), as defined by Generally Accepted Accounting Principals, with the maximum principal amount being required to be paid of Three Hundred Thousand Dollars and No Cents ($300,000.00); such payments to be made on the last calendar day of each calendar quarter, the first payment being on December 31, 2001 and the last being on December 31, 2006 and as evidenced by its Promissory Note in said amount (hereinafter referred to as the "Note") of even date herewith executed and delivered by Debtor in connection with the sale of the assets of Wareforce Incorporated which are related to its Commerce Branch to Debtor pursuant to a Purchase Agreement of even date (the "Purchase Agreement"); and

        WHEREAS, the advancement of sums by Wareforce.com, Inc. to the Debtor is conditioned upon the Debtor further securing the Note by giving to Secured Party a security interest in the property described on Schedule "A".

        NOW, THEREFORE, in consideration for making of the loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1)  SECURITY INTEREST:

    a) In consideration of the above mentioned sale, Debtor hereby grants to Secured Party a security interest (hereinafter referred to as the "Security Interest") in all of the property of the Debtor described in Exhibit A whether now owned or hereafter acquired together with any proceeds thereof (hereinafter referred to as the "Collateral").

    b) This Security Agreement and the rights hereby (granted shall secure the following (hereinafter collectively referred to as the "Obligations"):

2) The principal of, the interest on, and any other sums due under the Note, and any renewals, extensions or modifications thereof; and

        i) (b) The statutory costs of all legal proceedings brought by the Secured Party to enforce the Note, all other costs and expenses paid or incurred by the Secured Party in respect of or in connection with the Collateral, and any other sums that may become due and payable hereunder by the Debtor; and

3) Any and all indebtedness, obligations and liabilities of any kind and nature of the Debtor (or if more than one, by either Debtor) to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

4)  DEBTOR WARRANTS, COVENANTS AND AGREES:

    a)  The Debtor hereby warrants, covenants and agrees that:

    b) The Collateral covered by this Security Agreement is used or purchased for use primarily for business purposes.

    c) Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of such property.

    d) The Collateral will be located at the offices of Debtor listed on Exhibit A attached hereto and made part hereof (collectively the "Premises"). Except for purposes of replacement and repair of the equipment and for sale of the inventory in the ordinary course of business, the Debtor will not remove its Collateral from the Premises, or allow it to be removed, from said Premises without the prior written consent of the Secured Party. The Debtor will promptly give written notice to the Secured Party of any cessation of its business conducted at the location and of any loss or damage by fire or other casualty to any substantial part of the Collateral.

    e) The Debtor will, at all reasonable times, allow the Secured Party or its representatives free and complete access to all of the Debtor's records, for such inspection and examination as the Secured Party deems necessary. The Debtor shall also upon request of the Secured Party from time to time submit up-to-date schedules of the items comprising the Collateral owned by it in such detail as the Secured Party shall reasonably require.

    f) The Debtor at its cost and expense will protect and defend this Agreement, all of the rights of the Secured Party hereunder, and the Collateral owned by it against the claims and demands of all other parties.

    g) The Debtor will at all times keep and maintain the Collateral owned by it in good order, repair and condition, and will promptly replace any part thereof that from time to time may become obsolete, badly worn, or in a state of disrepair, or, if supplies, be consumed in the normal course of the Debtor's business operations. All such replacements shall be free of any other lien, security interest or encumbrance of any nature. The Debtor may sell or dispose of only that part of the Collateral that Debtor is obligated to replace, and, unless Secured Party then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by the Debtor to the Secured Party to be applied against the sums secured hereby, whether or not such sums are then due and payable.

    h) The Secured Party or its representatives may at any and all reasonable times inspect the Collateral and may enter upon any and all Premises where the same is kept or might be located.

    i) The Debtor will not, without obtaining the prior written consent of Secured Party, transfer or permit any transfer of the Collateral owned by it or any part thereof to be made, or any interest therein to be created by way of a sale (except as permitted above), or by way of a grant of a security interest, or by way of a levy or other judicial process. Notwithstanding anything contained herein to the contrary the Secured Party agrees that it will subordinate any security interest herein granted to any security interest required of Debtor by any financial institution or any other major manufacturer, vendor or distributor with a secured financing program in place.

    j) The Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of its Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the terms of this Agreement.

    k) 2.10 The Secured Party at all times shall have a perfected security interest in the Collateral that shall be prior to any other interests therein. Debtor will do all acts and things, and will execute, and file, all instruments (including Security Agreements, Financing Statements, Continuation Statements, etc.) requested by, the Secured Party to establish, maintain and continue the perfected Security Interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

    l) The Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to its Collateral. The insurance policies to be obtained by the Debtor shall be in form and amounts acceptable to Secured Party. The Secured Party is hereby irrevocably appointed the Debtor's attorney in fact to endorse any check or draft that may be payable to the Debtor, alone or jointly with other payees, so that the Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by the Secured Party in the collection thereof shall be applied in the sole discretion of the Secured Party, either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

    m) The Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by the Secured Party, in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Secured Party upon demand therefore, and shall bear interest at the interest rate, as defined in the Note, from the dates of such expenditures until paid.

    n) Debtor will give Secured Party immediate written notice of any change in location of Debtor's chief executive office.

5)  EVENTS OF DEFAULT:

6) The occurrence of any of the following events shall constitute and is hereby defined to be, an "Event of Default":

    a) Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Security Agreement and the continuance of such failure or neglect after notice thereof to the Debtor; or

    b) Any failure of the maker to pay any installment of principal and/or interest, or any other sum due under the Note or of Debtor to pay any other Obligations secured hereby, at the time such installment shall become due and payable.

    c) Any warranty, representation or statement contained in this Security Agreement made or furnished to the Secured Party by or on behalf of the Debtor, which shall be or shall prove to have been materially false when made or furnished; or

7)  SECURED PARTY'S REMEDIES:

8) Upon the occurrence of any Event of Default hereunder, Secured Party shall have the following rights and remedies, at any time after giving notice and after the expiration of the grace period provided herein:

    a) The Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable and Debtor shall on demand by Secured Party deliver the Collateral to the Secured Party. Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon said Real Property or upon any other property occupied by or in the control of the Debtor. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

    b) The Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of the Secured Party under the terms hereof, or under the laws of the State of California.

    c) Debtor waives any requirements of presentment, protest, notices of protest, notices of dishonor, and all other formalities. Debtor waives all rights and/or privilege it might otherwise have to require Secured Party to proceed against or exhaust the Collateral encumbered hereby or by any other security document or instrument securing said Note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshalling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered hereby or by any other security document or instrument securing said Note in the event of default and after expiration of any applicable grace period following notice in such order and manner as Secured Party in its sole discretion may determine. Any Debtor that has signed this Security Agreement as a surety or accommodation party, or that has subjected its property to this Security Agreement to secure the indebtedness of another hereby expressly waives any defense arising by reason of any disability or other defense of the maker or by reason of the cessation from any cause whatsoever of the liability of maker, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

    d) The Secured Party, upon obtaining possession of the Collateral or any part thereof, may sell the same at public or private sale either with or without having such Collateral at the place of sale, and with notice to Debtor as provided in paragraph 4.6 herein. The proceeds of such sale, after deducting therefrom all expenses of the Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of any part or all of the obligations and any other indebtedness or liability of the Debtor to the Secured Party, and any surplus thereafter remaining shall be paid to the Debtor, or any other person that may be legally entitled thereto. In the event of a deficiency, between such net proceeds from the sale of Collateral and the total amount owing by the Debtor under the Obligations, the Debtor (or if more than one, jointly and severally) will promptly upon demand pay the amount of such deficiency to the Secured Party.

    e) At any sale, public or private, of the Collateral or any part thereof, made in the enforcement of the rights and remedies hereunder of the Secured Party; the Secured Party may, so far as may be lawful, purchase any part or parts of the Collateral or all thereof offered at such sale.

    f) Secured Party shall give Debtor reasonable notice of any sale or other disposition of the Collateral or any part thereof. Debtor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail postage prepaid, to the Debtor at the address above given, or at such other address as the Debtor may designate hereafter by written notice to the Secured Party, at least ten (10) days prior to such sale or other disposition.

    g) The Secured Party shall have all the rights and remedies afforded a Secured Party under the California Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of California.

9)  MISCELLANEOUS PROVISIONS:

    a) No Event of Default hereunder by Debtor shall be deemed to have been waived by the Secured Party except by a writing to that effect signed on behalf of the Secured Party by an officer thereof and no waiver of any such Event of Default shall operate as a waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. All rights, remedies and privileges of the Secured Party hereunder shall be cumulative and not alternative, and shall, whether or not specifically so expressed, inure to the benefit of the Secured Party, its successors and assigns, and all obligations of the Debtor shall bind its successors and legal representatives.

    b) Until an Event of Default and expiration of any applicable grace period, the Debtor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or with the provisions of any policies of insurance thereon.

    c) The terms herein shall have the meanings in and be construed under the California Commercial Code and all issues arising hereunder shall be governed by the laws of the State of California.

        Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    d) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and a duly authorized officer of Secured Party.

    e) This Security Agreement shall remain in full force and effect until all of the indebtedness of the Debtor to the Secured Party, and any extensions or renewals thereof shall be paid in full.

    f) Secured Party and Debtor as used herein shall include the heirs, executors or administrator, or successors or assigns of those parties. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein.

    g) A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

    IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.

SECURED PARTY:                          DEBTOR:

Wareforce Incorporated                  IMPRES Technology Solutions, Inc.

By: Dan Ricketts                        By: Richard Fu
    -------------------------               -----------------------------
Name: Dan Ricketts                      Name: Richard Fu
Its: General Counsel                    Its: President

                                  SCHEDULE "A"

                                    EXHIBIT F
                                 PROMISSORY NOTE

$_________                                                         June 18, 2001

        FOR VALUE RECEIVED, the undersigned, IMPRES Technology Solutions, Inc., a California corporation ("IMPRES"), promises to pay to the order of Wareforce Incorporated (hereinafter "Lender") its successors and assigns, at 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, no later than July 31, 2001 an amount equal to __________ DOLLARS AND ________ CENTS ($_________) to cover IMPRES' payroll for the period from June 16, 2001 to July 7, 2001.

        There shall be no penalty for prepayment.

        This Note is made without interest. However, in the event that any payment owed hereunder is late, Lender or its successors or assigns shall have the right to charge IMPRES interest on any outstanding principal at the maximum rate allowed by law.

        This Note is secured by a Security Agreement of even date herewith pledging certain property of IMPRES.

        If payment of any installment of principal is not paid when due hereunder, or upon the occurrence of any Event of Default described in any agreement evidencing or securing this Note (collectively "Loan Documents") (such event hereinafter an "Event of Default"), then Lender or any holder hereof shall have the right and option to declare the unpaid principal and interest balance hereunder immediately due and payable, without notice.

        Time shall be of the essence in the payment of any sums due hereunder and the performance of any covenants or agreements contained herein or in the Loan Documents.

        Acceptance of any payment in an amount less than the amount due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default under this Note.

        Upon any Event of Default, neither the failure of the holder to promptly exercise its right to declare the outstanding principal balance and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the holder to demand strict performance of any obligation of any person who may be liable hereunder, or any guarantor hereof, shall constitute a waiver of any such rights. In addition, any waiver of any rights which shall be given by the holder must and shall be in writing, and signed by the holder and then shall be enforceable only to the extent specifically set forth in writing. Waiver with reference to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy as to a subsequent event.

        The remedies of the holder, as provided herein, by law and in any Loan Documents, are not exclusive and shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the holder and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        The undersigned and all endorsers, guarantors, or any other person who may be liable hereunder, hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, diligence in collection or bringing suit, and all endorsers, guarantors or any other person who may be liable hereunder consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to payment or other provisions of this Note, said Loan Documents, and to the release of any collateral or any part thereof, with or without substitution.

        The undersigned, its successors or assigns, shall pay on demand all costs and expenses, including reasonable attorney's fees, incurred by the holder in enforcing collection of the indebtedness evidenced by this Note.

        Notwithstanding any provision in this Note or in the Loan Documents to the contrary, nothing herein or therein shall be construed so as to permit or require the payment of interest in excess of the highest rate of interest permitted to be charged in connection with the laws of the State of California. In the event that the interest in excess of such maximum rate of interest is received, then such excess shall be automatically applied to the principal balance due hereunder.

        The laws of the State of California shall govern this Note.

        IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first written above.

                                        IMPRES TECHNOLOGY SOLUTIONS, INC.

                                        Richard Fu
                                        ---------------------------------
                                        Name: Richard Fu
                                        Title: President

                                    EXHIBIT G
                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT made this 18th day of June, 2001, by IMPRES Technology Solutions, Inc. a California corporation (the Debtor) having its principal offices presently located at 5601 East Slauson Avenue, Suite 203, Commerce, California 90040 (whether one or more, hereinafter referred to as the "Debtor"), in favor of Wareforce Incorporated, its successors and assigns, whose address is 2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245 (hereinafter referred to as the "Secured Party").

                              W I T N E S S E T H:

        WHEREAS, Debtor is indebted to the Secured Party in the principal amount of ______________ DOLLARS AND _______ CENTS ($________), as evidenced by its Promissory Note in said amount (hereinafter referred to as the "Note") of even date herewith executed and delivered by Debtor in connection with the Secured Party's advancing such sums to cover Debtor's payroll for the period from June 16, 2001 to July 7, 2001 as part of the sale of the assets of Wareforce Incorporated which are related to its Commerce Branch to Debtor pursuant to a Purchase Agreement of even date (the "Purchase Agreement"); and

        WHEREAS, the advancement of sums by Wareforce Incorporated to the Debtor is conditioned upon the Debtor further securing the Note by, giving to Secured Party a security interest in the property described on Schedule "A".

        NOW, THEREFORE, in consideration for making of the loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1)  SECURITY INTEREST:

    a) In consideration of the above mentioned sale, Debtor hereby grants to Secured Party a security interest (hereinafter referred to as the "Security Interest") in all of the property of the Debtor described in Exhibit A whether now owned or hereafter acquired together with any proceeds thereof (hereinafter referred to as the "Collateral").

    b) This Security Agreement and the rights hereby (granted shall secure the following (hereinafter collectively referred to as the "Obligations"):

2) The principal of, the interest on, and any other sums due under the Note, and any renewals, extensions or modifications thereof; and

    i) (b) The statutory costs of all legal proceedings brought by the Secured Party to enforce the Note, all other costs and expenses paid or incurred by the Secured Party in respect of or in connection with the Collateral, and any other sums that may become due and payable hereunder by the Debtor; and

3) Any and all indebtedness, obligations and liabilities of any kind and nature of the Debtor (or if more than one, by either Debtor) to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

4)  DEBTOR WARRANTS, COVENANTS AND AGREES:

    a)  The Debtor hereby warrants, covenants and agrees that:

    b) The Collateral covered by this Security Agreement is used or purchased for use primarily for business purposes.

    c) Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of such property.

    d) The Collateral will be located at the offices of Debtor listed on Exhibit A attached hereto and made part hereof (collectively the "Premises"). Except for purposes of replacement and repair of the equipment and for sale of the inventory in the ordinary course of business, the Debtor will not remove its Collateral from the Premises, or allow it to be removed, from said Premises without the prior written consent of the Secured Party. The Debtor will promptly give written notice to the Secured Party of any cessation of its business conducted at the location and of any loss or damage by fire or other casualty to any substantial part of the Collateral.

    e) The Debtor will, at all reasonable times, allow the Secured Party or its representatives free and complete access to all of the Debtor's records, for such inspection and examination as the Secured Party deems necessary. The Debtor shall also upon request of the Secured Party from time to time submit up-to-date schedules of the items comprising the Collateral owned by it in such detail as the Secured Party shall reasonably require.

    f) The Debtor at its cost and expense will protect and defend this Agreement, all of the rights of the Secured Party hereunder, and the Collateral owned by it against the claims and demands of all other parties.

    g) The Debtor will at all times keep and maintain the Collateral owned by it in good order, repair and condition, and will promptly replace any part thereof that from time to time may become obsolete, badly worn, or in a state of disrepair, or, if supplies, be consumed in the normal course of the Debtor's business operations. All such replacements shall be free of any other lien, security interest or encumbrance of any nature. The Debtor may sell or dispose of only that part of the Collateral that Debtor is obligated to replace, and, unless Secured Party then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by the Debtor to the Secured Party to be applied against the sums secured hereby, whether or not such sums are then due and payable.

    h) The Secured Party or its representatives may at any and all reasonable times inspect the Collateral and may enter upon any and all Premises where the same is kept or might be located.

    i) The Debtor will not, without obtaining the prior written consent of Secured Party, transfer or permit any transfer of the Collateral owned by it or any part thereof to be made, or any interest therein to be created by way of a sale (except as permitted above), or by way of a grant of a security interest, or by way of a levy or other judicial process. Notwithstanding anything contained herein to the contrary the Secured Party agrees that it will subordinate any security interest herein granted to any security interest required of Debtor by any financial institution or any other major manufacturer, vendor or distributor with a secured financing program in place.

    j) The Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of its Collateral, and of any threatened or filed claims or proceedings that might in any way affect or impair any of the terms of this Agreement.

    k) 2.10 The Secured Party at all times shall have a perfected security interest in the Collateral that shall be prior to any other interests therein. Debtor will do all acts and things, and will execute, and file, all instruments (including Security Agreements, Financing Statements, Continuation Statements, etc.) requested by, the Secured Party to establish, maintain and continue the perfected Security Interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or its security interest therein.

    l) The Debtor at its expense will obtain and maintain in force insurance policies covering losses or damage to its Collateral. The insurance policies to be obtained by the Debtor shall be in form and amounts acceptable to Secured Party. The Secured Party is hereby irrevocably appointed the Debtor's attorney in fact to endorse any check or draft that may be payable to the Debtor, alone or jointly with other payees, so that the Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by the Secured Party in the collection thereof shall be applied in the sole discretion of the Secured Party, either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

    m) The Secured Party may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, and all amounts expended by the Secured Party, in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to the Secured Party upon demand therefore, and shall bear interest at the interest rate, as defined in the Note, from the dates of such expenditures until paid.

    n) Debtor will give Secured Party immediate written notice of any change in location of Debtor's chief executive office.

5)  EVENTS OF DEFAULT:

6) The occurrence of any of the following events shall constitute and is hereby defined to be, an "Event of Default":

    a) Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Security Agreement and the continuance of such failure or neglect after notice thereof to the Debtor; or

    b) Any failure of the maker to pay any installment of principal and/or interest, or any other sum due under the Note or of Debtor to pay any other Obligations secured hereby, at the time such installment shall become due and payable.

    c) Any warranty, representation or statement contained in this Security Agreement made or furnished to the Secured Party by or on behalf of the Debtor, which shall be or shall prove to have been materially false when made or furnished; or

7)  SECURED PARTY'S REMEDIES:

8) Upon the occurrence of any Event of Default hereunder, Secured Party shall have the following rights and remedies, at any time after giving notice and after the expiration of the grace period provided herein:

    a) The Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable and Debtor shall on demand by Secured Party deliver the Collateral to the Secured Party. Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon said Real Property or upon any other property occupied by or in the control of the Debtor. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.

    b) The Secured Party may pursue any legal remedy available to collect all sums secured hereby and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of the Secured Party under the terms hereof, or under the laws of the State of California.

    c) Debtor waives any requirements of presentment, protest, notices of protest, notices of dishonor, and all other formalities. Debtor waives all rights and/or privilege it might otherwise have to require Secured Party to proceed against or exhaust the Collateral encumbered hereby or by any other security document or instrument securing said Note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshalling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered hereby or by any other security document or instrument securing said Note in the event of default and after expiration of any applicable grace period following notice in such order and manner as Secured Party in its sole discretion may determine. Any Debtor that has signed this Security Agreement as a surety or accommodation party, or that has subjected its property to this Security Agreement to secure the indebtedness of another hereby expressly waives any defense arising by reason of any disability or other defense of the maker or by reason of the cessation from any cause whatsoever of the liability of maker, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

    d) The Secured Party, upon obtaining possession of the Collateral or any part thereof, may sell the same at public or private sale either with or without having such Collateral at the place of sale, and with notice to Debtor as provided in paragraph 4.6 herein. The proceeds of such sale, after deducting therefrom all expenses of the Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of any part or all of the obligations and any other indebtedness or liability of the Debtor to the Secured Party, and any surplus thereafter remaining shall be paid to the Debtor, or any other person that may be legally entitled thereto. In the event of a deficiency, between such net proceeds from the sale of Collateral and the total amount owing by the Debtor under the Obligations, the Debtor (or if more than one, jointly and severally) will promptly upon demand pay the amount of such deficiency to the Secured Party.

    e) At any sale, public or private, of the Collateral or any part thereof, made in the enforcement of the rights and remedies hereunder of the Secured Party; the Secured Party may, so far as may be lawful, purchase any part or parts of the Collateral or all thereof offered at such sale.

    f) Secured Party shall give Debtor reasonable notice of any sale or other disposition of the Collateral or any part thereof. Debtor agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail postage prepaid, to the Debtor at the address above given, or at such other address as the Debtor may designate hereafter by written notice to the Secured Party, at least ten (10) days prior to such sale or other disposition.

    g) The Secured Party shall have all the rights and remedies afforded a Secured Party under the California Uniform Commercial Code and all other legal or equitable remedies provided by the laws of the United States and the State of California.

9)  MISCELLANEOUS PROVISIONS:

    a) No Event of Default hereunder by Debtor shall be deemed to have been waived by the Secured Party except by a writing to that effect signed on behalf of the Secured Party by an officer thereof and no waiver of any such Event of Default shall operate as a waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. All rights, remedies and privileges of the Secured Party hereunder shall be cumulative and not alternative, and shall, whether or not specifically so expressed, inure to the benefit of the Secured Party, its successors and assigns, and all obligations of the Debtor shall bind its successors and legal representatives.

    b) Until an Event of Default and expiration of any applicable grace period, the Debtor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement or with the provisions of any policies of insurance thereon.

    c) The terms herein shall have the meanings in and be construed under the California Commercial Code and all issues arising hereunder shall be governed by the laws of the State of California. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    d) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and a duly authorized officer of Secured Party.

    e) This Security Agreement shall remain in full force and effect until all of the indebtedness of the Debtor to the Secured Party, and any extensions or renewals thereof shall be paid in full.

    f) Secured Party and Debtor as used herein shall include the heirs, executors or administrator, or successors or assigns of those parties. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein.

    g) A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

    IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on behalf of and in the name of Debtor on the date indicated above.

SECURED PARTY:                          DEBTOR:

Wareforce Incorporated                  IMPRES Technology Solutions, Inc.

By:                                     By:
   -----------------------                 ------------------------------
Name: Jim Illson                        Name: Richard Fu
Its: President                          Its: President

                                  SCHEDULE "A"

                                  SCHEDULE 1.1

                            PURCHASED ASSET SCHEDULE

The Purchased Assets shall consist of, as the same may exist on the Closing Date, all:

(i) office equipment of the Seller located at the Commerce location including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature and including certain items from Seller's Manhattan Beach facility such as a server that pertain to the operation of the Cove system at the Commerce location;

(ii) leasehold improvements at the Commerce location not deemed to be the property of Seller's landlord including, without limitations, trade fixtures;

(iii) rights to use the trade names "IMPRES" and "IMPRES Technology" for such period of time as Buyer deems necessary;

(iv) all goodwill associated with the Business and the Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business

(v) such items of Seller (such as a server) as Buyer and Seller may mutually agree and that are necessary to run the Cove system at the Commerce location;

(vi)    contracts with Los Angeles County, Gwenett County, NACO;

(vii) convertible open purchase orders from customers as of the date of Closing; and

(viii)  customer lists of the Business.

(i)

                            BILL OF SALE OF BUSINESS

This Bill of Sale of Business is delivered pursuant to that certain Asset Purchase Agreement (the "Agreement"), dated June 188, 2001, between IMPRES Technology Solutions, Inc. (the "Buyer") and Wareforce Incorporated (the "Seller"), providing for the purchase by Buyer of substantially all of the assets of Seller. All capitalized terms used herein shall have the meanings set forth in the Agreement.

For value received, Seller hereby sells, assigns and transfers to Buyer the following assets of Seller pertaining to or used in the Business, wherever located, whether known or unknown, and whether or not on the books and records of Seller:

 (i) office equipment of the Seller located at the Commerce location including, without limitation, Seller's telephone system, computer systems, tools and supplies of Seller's repair department, advertising signs, catalogs and sales literature and including certain items from Seller's Manhattan Beach facility such as a server that pertain to the operation of the Cove system at the Commerce location;

(ii) leasehold improvements at the Commerce location not deemed to be the property of Seller's landlord including, without limitations, trade fixtures;

(iii) rights to use the trade names "IMPRES" and "IMPRES Technology" for such period of time as Buyer deems necessary;

(iv) all goodwill associates with the Business and the Purchased Asset together with the right to represent to third parties that Buyer is the successor to the Business; and

(ix) all other assets on the attached Schedule 1.1 "Purchased Asset Schedule".

        In witness whereof, the undersigned has executed this Bill of Sale of Business in El Segundo, California, effective as of June 18, 2001.

                                        WAREFORCE INCORPORATED

                                        By: /s/ Dan Ricketts
                                            ---------------------------
                                        Name: Dan Ricketts
                                        Title: General Counsel

                               WAREFORCE.COM, INC.
                              OFFICERS CERTIFICATE

        I, Dan J. Ricketts, hereby certify (i) that I am the Secretary of Wareforce Incorporated (the "Seller"), (ii) that I am authorized to deliver this Officer's Certificate, and (iii) that the Seller has authorized all corporate action necessary on its part to authorized the transactions contemplated by the Asset Purchase Agreement, dated June 18, 2001, between IMPRES Technology Solutions, Inc. and Seller.

Dated: June 18, 2001                    WAREFORCE INCORPORATED


                                        By: /s/ Dan Ricketts
                                            ---------------------------
                                        Name: Dan J. Ricketts
                                        Title: Secretary

                        IMPRES TECHNOLOGY SOLUTIONS, INC.
                              OFFICERS CERTIFICATE

        I, Richard Fu, hereby certify (i) that I am the Secretary of IMPRES Technology Solutions, Inc. (the "Buyer"), (ii) that I am authorized to deliver this Officer's Certificate, and (iii) that the Buyer has authorized all corporate action necessary on its part to authorized the transactions contemplated by the Asset Purchase Agreement, dated June 18, 2001, between Buyer and Wareforce Incorporated.

Dated: June 18, 2001                    IMPRES TECHNOLOGY SOLUTIONS, INC.

                                        By: /s/ Richard Fu
                                            -----------------------------
                                        Name: Richard Fu
                                        Title: Secretary